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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 3, 1999 (July 28, 1999)
                                                --------------------------------


                          Rental Service Corporation
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              (Exact Name of Registrant as Specified in Charter)



            Delaware                 000-21237                  33-0569350
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)



6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona         85254
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       (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code     (480) 905-3300
                                                  ------------------------------


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 1.   Changes in Control of Registrant

     (a) As a result of the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on July 29, 1999 (the "Effective Time"), Pandion Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Atlas Copco North America Inc., a Delaware corporation ("Parent"), was merged (the "Merger") with and into Rental Service Corporation, a Delaware corporation (the "Registrant"), with the Registrant continuing as the surviving corporation (the "Surviving Corporation"), in accordance with that certain Agreement and Plan of Merger, dated as of June 28, 1999, among the Registrant, the Purchaser and Parent (the "Merger Agreement"). As a result of the Merger and at the Effective Time, the Surviving Corporation became, as of the Effective Time, a wholly owned subsidiary of Parent, and the Purchaser ceased to exist as a separate corporate entity.

     The Merger occurred subsequent to a tender offer (the "Offer") by the Purchaser for all outstanding shares of common stock, par value $.01 per share (the "Shares"), of the Registrant at a purchase price of $29.00 per Share in cash, without interest, which Offer expired at 12:00 Midnight, New York City time, on Tuesday, July 27, 1999. On July 28, 1999, the Purchaser accepted for payment a total of 23,015,702 Shares (including 673,600 Shares subject to guarantees of delivery), representing approximately 94.7% of the issued and outstanding Shares immediately prior to the Effective Time. As a result of the Offer, the Purchaser purchased and acquired a total of 22,991,732 Shares.

     At the Effective Time, each issued and outstanding Share (other than Shares owned by the Registrant or any wholly owned subsidiary of the Registrant or by Parent, the Purchaser or any other wholly owned subsidiary of Parent and by stockholders who properly exercise appraisal rights under the General Corporation Law of the State of Delaware (the "DGCL")) was converted into and became the right to receive $29.00 per Share in cash, without interest, upon surrender and delivery of the certificate(s) representing such Shares (together with a properly completed and duly executed letter of transmittal described below) to ChaseMellon Shareholder Services, L.L.C., as disbursing agent in connection with the Merger. Notwithstanding the Merger, Shares held by former stockholders of the Registrant may be subject to appraisal if appraisal rights are properly exercised under the DGCL as described in the Notice of Merger and Appraisal Rights Available to Former Stockholders of Rental Service Corporation dated July 30, 1999 and the related Letter of Transmittal (which together constitute the "Notice of Merger"), which Notice of Merger was mailed to former stockholders of the Registrant on July 30, 1999.

     As a result of the Merger, the transfer books of the Registrant were closed as of the Effective Time and trading in the Shares on The New York Stock Exchange (the "NYSE") was suspended by the NYSE prior to the opening of the market on July 30, 1999.

     In accordance with the terms of the Merger Agreement, all of the members of the Board of Directors of the Registrant (except Martin R. Reid and John M. Sullivan) resigned effective as of the acceptance for payment and payment for Shares by the Purchaser pursuant to the Offer. Pursuant to the Merger Agreement, as of the Effective Time, (1) Messrs. Reid and Sullivan resigned from the Board of Directors and (2) Lennart Johansson, Bengt Kvarnback, Giulio
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Mazzalupi and Mark Cohen, each a director of the Purchaser immediately prior to the Effective Time, became the directors of the Surviving Corporation.

     (b) There are no arrangements known to the Registrant, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          Not applicable.

     (b)  Pro forma Financial Information

          Not applicable.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of June 28, 1999, by and among Rental Service Corporation, Atlas Copco North America Inc. and Pandion Acquisition Corp.*

          2.2 Notice of Merger and Appraisal Rights Available to Former Stockholders of Rental Service Corporation dated July 30, 1999.

          2.3 Letter of Transmittal to Surrender Certificates Formerly Representing Shares of Common Stock of Rental Service Corporation dated July 30, 1999.

          99.1 Press Release issued jointly by Rental Service Corporation and Atlas Copco North America Inc. on June 30, 1999.



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*    Filed as an Exhibit to the Solicitation/Recommendation Statement on
     Schedule 14D-9 dated June 29, 1999 and incorporated by reference herein.

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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RENTAL SERVICE CORPORATION


Date: August 3, 1999             By: /s/ Robert M. Wilson
                                     -----------------------------------
                                 Name:  Robert M. Wilson
                                 Title: Executive Vice President, Chief
                                        Financial Officer, Secretary and
                                        Treasurer
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                                 EXHIBIT INDEX

Exhibit                     Description of Exhibit
- -------        --------------------------------------------------------------

   2.1         Agreement and Plan of Merger, dated as of June 28,
               1999, by and among Rental Service Corporation,
               Atlas Copco North America Inc. and Pandion
               Acquisition Corp.*

   2.2         Notice of Merger and Appraisal Rights Available to
               Former Stockholders of Rental Service Corporation dated July 30, 1999.

   2.3         Letter of Transmittal to Surrender Certificates
               Formerly Representing Shares of Common Stock of
               Rental Service Corporation dated July 30, 1999.

   99.1        Press Release issued jointly by Rental Service
               Corporation and Atlas Copco North America Inc. on
               June 30, 1999.

__________________

*    Filed as an Exhibit to the Solicitation/Recommendation Statement on
     Schedule 14D-9 dated June 29, 1999 and incorporated by reference herein.